INVESTOR PRESENTATION May 1, 2025 The Venue on Knox – Minneapolis, MN

centerspacehomes.com 2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value- add and redevelopment opportunities, the failure of our property acquisition and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-K for the period ended December 31, 2024. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. SAFE HARBOR STATEMENT & LEGAL DISCLOSURE

OUR MISSION To provide a great home— for our residents, our team members, and our investors. OUR VISION To be the premier provider of apartment homes in vibrant communities by focusing on integrity and serving others. 71 France – Edina, MN MISSION & VISION 3centerspacehomes.com

COMPANY OVERVIEW


Differentiated
Multifamily Market Exposure
13,012[1]
Apartments owned and operated
NYSE: CSR
$2.3 Billion[2]
Total capitalization
Key Indices
S&P SmallCap 600
MSCI US REIT
Russell 2000

RESULTS
INNOVATION
SERVICE
ENGAGEMENT

RISE is Centerspace's commitment to Results, Innovation, Service, and Engagement. It is how we monitor and measure our performance in our quest to provide a great home – for our residents, our team, and our investors.

1. *As of March 31, 2025*
2. *See page 11 for breakdown*

centerspacehomes.com

4

TO EXECUTE OUR VISION, WE FOCUS ON: CENTERSPACE is guided by the north star of increasing distributable cash flow Exceptional customer experience Diverse talent to enable a culture of engagement Enhancing efficiencies by scaling the business Managing the balance sheet to maximize financial flexibility Investing in high-quality and efficient rental communities Leveraging technology and systems Environmental, Social, Governance (ESG) CASH FLOW GROWTH FOCUS 5centerspacehomes.com

centerspacehomes.com 6 2024 -------------------2025 Guidance Range-------------------- Actual Low Mid-Point High Revenues 3.3% 1.50% 2.50% 3.50% Expenses 2.7% 2.00% 3.00% 4.00% NOI 3.7% 1.25% 2.25% 3.25% Net Income (Loss) ($1.27) ($0.71) ($0.58) ($0.45) FFO $4.49 $4.73 $4.85 $4.97 Core FFO $4.88 $4.86 $4.98 $5.10 Same-Store Growth Per Share Other Key Assumptions Cascade Shores Townhomes + Flats – Rochester, MN RESULTS – 2025 FINANCIAL OUTLOOK  Same-store capital expenditures of $1,125 per home to $1,175 per home  Value-add expenditures of $16.0 million to $18.0 million Note: Reconciliations of the above can be found in the appendix of this presentation

centerspacehomes.com RESULTS – FAVORABLE GROWTH PROFILE 7Note: Data is based on midpoint of 2025 guidance ranges provided by noted peers with Q4 2024 earnings. SMID Cap Apt group includes ELME, IRT, and NXRT. Non-coastal/Sunbelt group includes CPT, ELME, IRT, MAA, and NXRT. All multifamily group includes AVB, CPT, ELME, EQR, ESS, IRT, MAA, NXRT, and UDR. Source data: Company Filings 2.0% at Midpoint -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily Core FFO/sh Growth, Guidance Midpoint 2.3% at Midpoint 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS NOI Growth, Guidance Midpoint 2.5% at Midpoint 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS Revenue Growth, Guidance Midpoint 3.0% at Midpoint 2.0% 2.5% 3.0% 3.5% 4.0% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS Expense Growth, Guidance Midpoint

centerspacehomes.com 8 Note: Data represents 2025 Same Store pool. QTD leasing spreads are through April 25, 2025 RESULTS – RENEWALS HOLDING STRONG; NEW LEASING IMPROVING INTO PEAK LEASING SEASON Oxbo – St. Paul, MN 3.4% -1.3% -3.5% -1.1% 2.4% 3.5% 3.1% 3.1% 3.5% 2.8% 3.5% 1.5% 0.3% 0.7% 2.6% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 QTD SAME STORE LEASING UPDATE New Renewal Blended

centerspacehomes.com 9 -4.00% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $1,480 $1,490 $1,500 $1,510 $1,520 $1,530 $1,540 $1,550 $1,560 $1,570 $1,580 $1,590 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 QTD SAME STORE LEASING Avg Rent Occupied New % Change Renewal % Change Blended % Change Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 QTD Occupancy 95.2% 94.9% 95.3% 95.4% 96.0% Expirations 28.9% 34.6% 19.6% 14.6% 6.3% Note: Data represents 2024 Same Store pool adjusted for dispositions to allow for showing two years of data. Occupancy represents weighted average physical occupancy. Information is through April 25, 2025 RESULTS – LEASING SPREADS ACCELERATING INTO PEAK LEASING SEASON Centerspace has grown average rents even in volatile economic times

centerspacehomes.com 10 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 2023 vs 2022 Year-to-Date Rental Rate Growth New Lease Rents Renewal Rents Market % of Total NOI Minneapolis, MN 33.4% Denver, CO 19.5% North Dakota 11.3% Rochester, MN 9.9% Other Mountain West 8.6% Boulder/Fort Collins, CO 6.1% Omaha, NE 5.9% Saint Cloud, MN 5.4% Total 100.0% Note: NOI contribution is Q1 2025 multifamily only. Components may not total 100% due to rounding. Rental rate growth is YTD 2025 through April 25, 2025 Blended Rent -2.8% -0.5% 1.7% 5.3% 3.8% 3.8% 1.5% -0.6% 1.5% RESULTS – NOI COMPOSITION & RENTAL RATE GROWTH Palisades Apartments – Roseville, MN 2025 vs 2024 Rental Rate Growth

centerspacehomes.com 11 1. Net debt is the total outstanding debt balance less cash and cash equivalents. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Reconciliation to Non-GAAP Financial Measures section in the Appendix. 2. Weighted average interest rate reflects interest expense only and excludes any facility fees or other associated expenses. RESULTS – BALANCE SHEET POSITIONED FOR GROWTH Common Equity 56% Secured Debt 27% Unsecured Debt 16% Series D Preferred 1%*Share price $64.75 as of 3/31/2025 Diversified Permanent Capital Base $2.3B Pro Forma Total Capitalization $966M Total Debt $1,270M Common Equity $17M Preferred Equity % of Total Maturing 3.3% 10.4% 5.0% 16.7% 10.5% 8.8% 20.2% 2.6% 8.2% 1.6% 9.1% 0.0% 3.6% Weighted Average Interest Rate (2) 3.9% 3.6% 3.5% 3.9% 4.0% 2.6% 3.2% 2.7% 2.9% 2.8% 5.0% 0.0% 3.7% Well-Laddered Maturity Profile Pro forma Wtd Avg Int Rate 3.6% & Wtd Avg Maturity 5.4 Years (in thousands, except percentages) 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2020 2021 2022 2023 2024 2025 Quarterly Net Debt / Annualized Trailing EBITDA(1) 4-Quarter Moving Average Most Recent Quarter $29,288 $100,499 $48,038 $65,644 $26,877 $145,631 $78,850 $87,531 $35,000 $2,734 $46,000 $50,000 $75,000 $85,000 $50,000 $25,000 $15,000 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 Mortgage LOC Private Placement

centerspacehomes.com 12  Acquired 35 communities for $1.6 billion through unique deal structuring which has provided a competitive advantage in transaction market  Sold 65 communities for $599 million as we have reduced our exposure to less efficient communities in lower- growth markets 2017 Today (1) Communities 100 71 Homes 13,212 13,012 Homes per Community 132 183 Average Monthly Rent $980 $1,585 % of NOI in 50 Largest MSAs 13% 53% % of NOI by Market – Today vs 2017 (1) Q1 2025 multifamily only INNOVATION – PORTFOLIO IMPROVEMENT SINCE 2017 Improvement since 2017 driven by disciplined capital allocation and creative deal structuring While similar in total number of homes, investment and disposition activity has resulted in a more efficient and higher quality portfolio 0% 10% 20% 30% 40% Today 2017 $972M $490M $93M Acquisition Structure Cash OP Unit Development

centerspacehomes.com DEMOGRAPHIC AND ECONOMIC CONSIDERATIONS MULTIFAMILY FUNDAMENTALS CONSIDERATIONS OTHER CONSIDERATIONS Population Trends Population Characteristics Labor Force Health Employment Economic Composition Rents Occupancy Market Size and Liquidity Supply and Demand General Housing Environment Focused In-market Relationships Capital Access and Deal Structure Business and Regulatory Environment Operating Platform Scale We assess our portfolio on a quarterly basis to determine relative performance and outlook of our existing communities. Disposition focus is placed on communities that recurringly screen in the bottom tier of our portfolio. Sustainability INNOVATION – APPROACH TO INVESTMENTS & DISPOSITIONS 13

centerspacehomes.com 14Regency Park – St Cloud, MN GEOGRAPHIC FOCUS (% OF UNITS) Source: S&P Capital IQ Note: As of 2/21/25. Rounding may result in each row not adding to 100% INNOVATION – GEOGRAPHIC DIFFERENTIATION PUBLIC MULTIFAMILY REIT MARKET OVERVIEW 25% 4% 5% 4% 75% 21% 6% 43% 53% 4% 100% 27% 14% 24% 7% 5% 86% 34% 71% 74% 25% 76% 92% 18% 18% 7% 21% 11% 5% 75% 3% 30% 19% 17% 95% Mountain West Midwest West Southeast & Texas Mid-Atlantic Northeast

centerspacehomes.com 15  27 CSR communities, 4,711 homes, scaled portfolio with opportunities via OP unit, mezzanine financing and development participation, and capital recycling  16th largest MSA, 3.7M population  17 Fortune 500 companies headquartered in Twin Cities  Diversified economy with large presence of healthcare, medical technology, finance, food production and retail employers  $95,102 median household income is 22% higher than the United States median  Expectation of 209,000 job additions from 2025-2029 compares to 23,000 net deliveries over the same period MARKET HIGHLIGHTS Noko: 130-home community built in 2021 with 24k SF grocer adjacent to Lake Nokomis CSR Portfolio NOI % 33.4% CSR Minneapolis Portfolio Average Rent $1,549 CSR Household Average Annual Income $107,775 CSR Household Rent-to- Income Ratio 21.4% CSR Minneapolis Portfolio Occupancy % 95.7% February 2025 Median Single-Family Home Value $381,843 February 2025 Unemployment Rate 3.5% INNOVATION – COMPETITIVE ADVANTAGE IN MINNEAPOLIS CSR HIGHLIGHTS Source: FRED, Zillow, CoStar Note: CSR data as of Q1 2025. Occupancy refers to average financial occupancy 41% 59% Asset Class by % of NOI Class A Class B 10% 31% 58% Location by % of NOI Urban Core Inner Ring Outer Ring

centerspacehomes.com 16  7 CSR communities, 1,977 homes, entered Denver Q4 2017 and achieved critical mass  19th largest MSA, 3.0M population  9 Fortune 500 companies headquartered in Colorado  Diversified economy with large presence of aviation/aerospace, healthcare, telecommunications and tech employers  $103,055 median household income is 33% higher than the United States median  Expectation of 328,000 job additions from 2025-2029 compares to 31,000 net deliveries over the same period MARKET HIGHLIGHTS Lyra: 215-home community in Centennial; 2022 built in Denver’s SE Business Corridor CSR Portfolio NOI % 19.5% CSR Denver Portfolio Average Rent $1,976 CSR Household Average Annual Income $115,983 CSR Household Rent-to- Income Ratio 24.1% CSR Denver Portfolio Occupancy % 94.7% February 2025 Median Single-Family Home Value $609,537 February 2025 Unemployment Rate 5.2% INNOVATION – GROWTH IN DENVER CSR HIGHLIGHTS 100% Asset Class by % of NOI Class A 50% 50% Location by % of NOI Urban Suburban Source: FRED, Zillow, CoStar Note: CSR data as of Q1 2025. Occupancy refers to average financial occupancy

INNOVATION – PROVIDING DIFFERENTIATED EXPOSURE

Portfolio hallmarks include low unemployment rates, affordability of rents, resident financial strength, and diversified economies

Region	% of NOI [1]	Population	Market Homes	Median Household Income	Unemployment Rate	3-Month Avg Job Growth	Median Single-Family Home Value	Market Vacancy	YoY Market Rent Growth	Trailing 12-Month Net Deliveries | % of Stock	Forecasted Next 12-Month Net Deliveries | % of Stock	Homes Under Construction | % of Stock	CSR YTD Avg Annual Income [7]	CSR YTD Rent-To-Income Ratio [7]
Minneapolis, MN	33.4%	3,757,952	285,841	$95,102	3.5%	0.8%	$381,843	7.0%	1.5%	8,370 | 2.9%	4,323 | 1.5%	5,610 | 2.0%	$107,775	21.4%
Denver, CO	19.5%	3,052,498	313,330	$103,055	5.2%	0.4%	$609,537	11.4%	-3.1%	17,845 | 5.7%	7,620 | 2.4%	15,234 | 4.9%	$115,983	24.1%
North Dakota [2]	11.3%	243,367	17,304	$78,003	3.2%	2.0%	$303,824	3.3%	5.0%	245 | 1.4%	435 | 2.5%	504 | 2.9%	$114,828	19.9%
Rochester, MN	9.9%	230,742	12,017	$85,213	3.3%	4.9%	$322,033	9.8%	2.0%	309 | 2.6%	497 | 4.1%	500 | 4.2%	$134,219	21.0%
Other Mountain West [3]	8.6%	348,758	16,772	$72,964	3.0%	1.5%	$383,491	11.5%	1.5%	1,234 | 7.4%	438 | 2.6%	442 | 2.6%	$98,731	21.4%
Boulder/Fort Collins, CO [4]	6.1%	704,836	41,187	$91,463	5.1%	-0.6%	$675,734	10.9%	-1.2%	3,544 | 8.6%	679 | 1.6%	1,346 | 3.3%	$118,013	23.0%
Omaha, NE [5]	5.9%	1,351,636	115,437	$76,301	3.4%	1.1%	$288,936	5.9%	3.5%	2,482 | 2.2%	3,042 | 2.6%	5,442 | 4.7%	$111,148	19.2%
St. Cloud, MN	5.4%	205,878	16,252	$73,963	4.4%	0.8%	$299,413	2.9%	3.8%	102 | 0.6%	44 | 0.3%	48 | 0.3%	$113,851	19.2%
Portfolio Weighted Avg [6]	**100.0%**			**$89,383**	**3.9%**	**1.3%**	**$419,557**	**8.1%**	**1.1%**	**3.8%**	**2.2%**	**3.1%**	**$113,161**	**21.6%**

Note: Multifamily data as of Q1 2025. Economic and demographic data as of 4/15/25. Median household income, unemployment rate, 3-month avg job growth, median home value, CSR avg annual income, and CSR rent-to-income ratio for North Dakota, Other Mountain West, Boulder/Fort Collins, CO, and Omaha, NE, are weighted by NOI contribution of metropolitan area; market vacancy, rent growth, trailing 12-month net deliveries % of stock, forecasted next 12-month net deliveries % of stock and homes under construction % of stock are weighted by total inventory of homes in each market. All other data is summation of each market

- 818k apartment homes in CSR portfolio markets, set against 23M total apartment homes in United States
- Centerspace resident rent-to-income ratio of approximately 19%-24% by market compares to 30% United States median rent-to-income ratio

Sources: US Census Bureau, Bureau of Labor Statistics, FRED, Zillow, CoStar
(1) Q1 2025 multifamily only
(2) Includes Bismarck, ND MSA and Grand Forks, ND MSA
(3) Includes Billings, MT MSA and Rapid City, SD MSA
(4) Includes Boulder, CO MSA and Fort Collins, CO MSA
(5) Includes Omaha, NE MSA and Lincoln, NE MSA
(6) Weighted by region % of NOI
(7) Household approved applicants for Q1 2025

centerspacehomes.com

17

centerspacehomes.com INNOVATION – RENTAL AFFORDABILITY VS HOMEOWNERSHIP & INCOME GROWTH PROVEN EXECUTION 18  Homeownership affordability has grown increasingly difficult, as borrowing costs have increased while home prices remain near peak values  Home ownership (PITI) in CSR markets now costs 81% more than renting in a CSR community  This dynamic led to higher retention of 57% in 2024  While market rents have grown at a healthy clip recently, resident incomes have grown even more  Income growth has outpaced market rental rate growth by 12% in CSR markets on average, exceeding the national average of 10% Source: FRED, Zillow, Forbes, Tax Foundation, Bankrate.com, CoStar Note: CSR data as of Q4 2024. PITI is weighted by Q4 2024 CSR NOI exposure and is based on market level typical home prices, current state level average insurance and property tax rates, and national level mortgage and, when applicable, PMI rates. Full year datapoints are an average of all twelve months 18% 15% 14% 12% 12% 10% 2% 1% 12% 10% Income Growth Has Outpaced Rent Growth in CSR Markets Median Household Income Growth Minus Rent Growth: 2017 Q1 to 2024 Q4 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2019 2020 2021 2022 2023 2024 M on th ly P ay m en t Rent Vs. Own Affordability Gap in CSR Markets PITI (10% Down Pmt) PITI (20% Down Pmt) CSR Avg Scheduled Rent

centerspacehomes.com GEOGRAPHIC DIFFERENTIATION INNOVATION – DEMOGRAPHICS VS HOUSING DELIVERIES ARE ATTRACTIVE PROVEN EXECUTION 19  New household formations exceed supply deliveries by over 4MM since 2011  New construction starts started to fall in 2022 and will lead to lower deliveries going forward  A shift in the age of average first-time homebuyers has added more individuals to the renter demographic Source: FRED, US Census Bureau, US Dept. of Housing and Urban Development, Self.com Note: Housing Supply and Household Formation Data through December 2024; New Supply Data through January 2025; CSR Data as of Q4 2024 1,200 1,300 1,400 1,500 1,600 1,700 1,800 1,900 Ja n 20 21 M ar 2 02 1 M ay 2 02 1 Ju l 2 02 1 Se p 20 21 N ov 2 02 1 Ja n 20 22 M ar 2 02 2 M ay 2 02 2 Ju l 2 02 2 Se p 20 22 N ov 2 02 2 Ja n 20 23 M ar 2 02 3 M ay 2 02 3 Ju l 2 02 3 Se p 20 23 N ov 2 02 3 Ja n 20 24 M ar 2 02 4 M ay 2 02 4 Ju l 2 02 4 Se p 20 24 N ov 2 02 4 Ja n 20 25 St ar ts (0 00 s) US Housing Starts (SAAR) Suggest New Supply to Decrease Avg age, 2014 first time buyer = 31 Avg age, 2024 first time buyer = 38 0 1,000 2,000 3,000 4,000 5,000 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 100 Po pu la tio n (0 00 s) Age US Population by Age - 1,000 2,000 3,000 4,000 5,000 6,000 (500) - 500 1,000 1,500 2,000 2,500 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 C um ul at iv e H ou si ng S ho rt fa ll (0 00 s) Fo rm an tio ns / C om pl et io ns (0 00 s) Year US Housing is Still Structurally Undersupplied Household Formations (LHS) Unit Completions (LHS) Cumulative shortfall since 2011 (RHS)

centerspacehomes.com 20 INNOVATION – SUPPLY/DEMAND DYNAMIC EXPECTED TO BECOME A TAILWIND Source: CoStar Note: Combined CSR Markets data based on all MSAs in which Centerspace operates. Net Deliveries through 1Q 2025 are based on historical data. Net deliveries after that point are based on CoStar projections. Historical average absorption data is based on average quarterly absorptions from 2Q 2020 through 1Q 2025 and is shown in future periods for comparative purposes  We are past the peak of new deliveries for our combined portfolio – supply additions are expected to decrease going forward  Demand, as measured by historical absorption, is expected to be above deliveries for 2025 and 2026  This changing dynamic should benefit the forward growth profile of our markets 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 20 21 1Q 20 21 2 Q 20 21 3 Q 20 21 4 Q 20 22 1Q 20 22 2 Q 20 22 3 Q 20 22 4 Q 20 23 1Q 20 23 2 Q 20 23 3 Q 20 23 4 Q 20 24 1Q 20 24 2 Q 20 24 3 Q 20 24 4 Q 20 25 1Q 20 25 2 Q 20 25 3 Q 20 25 4 Q 20 26 1Q 20 26 2 Q 20 26 3 Q 20 26 4 Q U ni ts Net Deliveries, Minneapolis Net Deliveries Historical Avg Absorption (T5Y) (500) 500 1,500 2,500 3,500 4,500 5,500 6,500 20 21 1Q 20 21 2 Q 20 21 3 Q 20 21 4 Q 20 22 1Q 20 22 2 Q 20 22 3 Q 20 22 4 Q 20 23 1Q 20 23 2 Q 20 23 3 Q 20 23 4 Q 20 24 1Q 20 24 2 Q 20 24 3 Q 20 24 4 Q 20 25 1Q 20 25 2 Q 20 25 3 Q 20 25 4 Q 20 26 1Q 20 26 2 Q 20 26 3 Q 20 26 4 Q U ni ts Net Deliveries, Denver Net Deliveries Historical Avg Absorption (T5Y) 0 2,000 4,000 6,000 8,000 10,000 12,000 20 21 1Q 20 21 2 Q 20 21 3 Q 20 21 4 Q 20 22 1Q 20 22 2 Q 20 22 3 Q 20 22 4 Q 20 23 1Q 20 23 2 Q 20 23 3 Q 20 23 4 Q 20 24 1Q 20 24 2 Q 20 24 3 Q 20 24 4 Q 20 25 1Q 20 25 2 Q 20 25 3 Q 20 25 4 Q 20 26 1Q 20 26 2 Q 20 26 3 Q 20 26 4 Q U ni ts Net Deliveries, Combined CSR Markets Net Deliveries Historical Avg Absorption (T5Y)

INNOVATION – PORTFOLIO COMPARES FAVORABLY ON UNEMPLOYMENT & SUPPLY

Creditworthiness of residents produces strong rent collection rates; low unemployment in Centerspace portfolio markets can insulate performance in recessionary conditions


February 2025 Weighted Average Unemployment Rate
State Unemployment Rate Weighted by Home Count
3.2%
3.8%
4.0%
4.0%
4.0%
4.1%
4.2%
4.5%
4.6%
5.2%
CSR
MAA
NXRT
CPT
IRT
United States
UDR
AVB
EQR
ESS

Source: S&P Capital IQ, BLS

- Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collection rates, with same store bad debt at 0.38% for FY2024.
- Centerspace's portfolio has the lowest weighted average unemployment rate among public multifamily companies

Measured supply pipeline in Centerspace portfolio markets allows the ability to drive rent growth and retain occupancy


Q1 2025 Weighted Average Under Construction % of Inventory
MSA Under Construction % of Intentory Weighted by Home Count
2.2%
2.9%
3.0%
3.3%
3.7%
3.8%
4.6%
4.7%
5.8%
ESS
CSR
EQR
AVB
UDR
IRT
MAA
CPT
NXRT

Source: S&P Capital IQ, CoStar

- Less competition from new supply allows the ability to push rents while maintaining occupancy
- Among public multifamily companies, Centerspace's markets have the second lowest number of homes under construction as a percentage of total market inventory

centerspacehomes.com

21

centerspacehomes.com $0 $20 $40 $60 $80 $100 $120 $140 $160 $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 2018 2019 2020 2021 2022 2023 2024 2025 YTD Value Add Spend 2018-2025 Actual Spend 2025 Budget Achieved Cumulative Premium U/W Cumulative Premium 1. Includes unit renovations, common area renovations, and other value add projects and calculated as incremental NOI divided by a 6.0% cap rate, net of capital investment. Incremental NOI of $20.0mm calculated as total cost-to-date at 3/31/2025 of $129.3mm, multiplied by ROI of 15.5% 2. Midpoint of $16.0mm-18.0mm range noted in most recent 2025 FFO Guidance released with Q1 2025 earnings Centerspace’s past and current projects have generated a 15.5% return on investment, resulting in over $204 million of incremental value creation(1) Blended U/W premium through 2024 was $112 per unit, achieved $136 Spend increased from $2.7mm in 2018 to $30.8mm in 2022, with $17.0mm(2) projected in 2025 INNOVATION – HISTORICAL VALUE-ADD GROWTH 22

centerspacehomes.com 23 72.01 62.17 54 56 58 60 62 64 66 68 70 72 74 Centerspace ORA Score National Property Average ORA Score 2024 J Turner ORA Score (As of 2/1/2025) ORA TOP PERFORMER Red 20 Apartments in Minneapolis, MN was named to the 2023 Elite 1% in the J Turner Research 2023 ORA Power Rankings report. This report highlights the nation’s top 1% of communities ranked by ORA. *Reflects all properties in the portfolio as of the reporting date Red 20 SERVICE – ENHANCING CUSTOMER EXPERIENCE IS A CORE GOAL 3.38 3.52 3.56 3.61 3.81 3.93 3.93 3.2 3.3 3.4 3.5 3.6 3.7 3.8 3.9 4 1/1/2020 1/1/2021 1/1/2022 1/1/2023 1/1/2024 1/1/2025 2/1/2025 LIFETIME AVERAGE REPUTATION SCORES

centerspacehomes.com 24 ENVIRONMENTAL SOCIAL GOVERNANCE • Published fifth annual ESG report, prepared in alignment with GRI 2024 Universal Standards & Topic Standards • Achieved 81% energy usage data coverage, surpassing 2027 goal of 75% • Submitted our second annual GRESB submission in 2023 and increased our score 15%, from 55 in year one to 63 in year two • Implemented smart home technology at 73% of Centerspace communities (1) • Maintain a Supermajority Independent Board with 88% of board members being independent (2) • Senior leadership team is 58% female and Board of Trustees is 50% female • Received a #1 governance score from Institutional Shareholder Services • Donated $94,325 to national, regional, and diversity-promoting charities in 2024 • Named a Top Workplace by the Minneapolis Star Tribune for the fifth consecutive year in 2024 • Maintain a strong Diversity, Equity, and Inclusion committee that upholds our DE&I Corporate Policy • Team members completed over 2,700 volunteer hours in 2024 LEADING ORGANIZATION IN DIVERSITY, EQUITY, AND INCLUSION TOP WORKPLACE FOR FIVE CONSECUTIVE YEARS SEVEN MADACS AWARDS IN 2024 ENGAGEMENT – ESG HIGHLIGHTS AWARDS & RECOGNITION 1. As of January 31, 2025 2. As of February 28, 2025

centerspacehomes.com 25 EXECUTIVE MANAGEMENT TEAM Anne Olson President & CEO ISS rated top score of 1 - indicating highest quality corporate governance practices and lowest governance risk SENIOR LEADERSHIP TEAM Steven Vargas VP, Asset Management & Revenue Management Jim Mitchell VP, Facilities Joe McComish VP, Finance Susan Picotte SVP, Asset Management & Operations Support Kelly Weber SVP, Strategic Services Grant Campbell SVP, Investments & Capital Markets Jean Denn SVP, Operations Julie Ellis SVP, Chief Accounting Officer Julie Letner SVP, Talent & Culture Brad Abel SVP, Information Technology Ina Macovei VP, Talent & Culture ENGAGEMENT – BEST-IN-CLASS GOVERNANCE Bhairav Patel EVP & CFO

centerspacehomes.com GEOGRAPHIC DIFFERENTIATION VALUE KEY TAKEAWAYS PROVEN EXECUTION 26

centerspacehomes.com 27 APPENDIX

centerspacehomes.com 28 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization. Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: • depreciation and amortization related to real estate; • gains and losses from the sale of certain real estate assets; • gains and losses from change in control; • impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and • similar adjustments for partially owned consolidated real estate entities. The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments and assists management and investors in comparing those operating results between periods. Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income (loss) or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders. Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income (loss), or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

RECONCILIATION TO NON-GAAP MEASURES

	(in thousands, except per share amounts) Three Months Ended				
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Funds from Operations					
Net loss available to common shareholders	$ (3,734)	$ (5,079)	$ (6,166)	$ (2,903)	$ (5,512)
Adjustments:					
Noncontrolling interests – Operating Partnership and Series E preferred units	(643)	(900)	(1,095)	(561)	(1,079)
Depreciation and amortization	27,654	27,640	26,084	25,714	27,012
Less depreciation – non real estate	(83)	(79)	(81)	(82)	(85)
Less depreciation – partially owned entities	(22)	(24)	(25)	(25)	(24)
Loss on sale of real estate	-	-	-	-	577
FFO applicable to common shares and Units	**$ 23,172**	**$ 21,558**	**$ 18,717**	**$ 22,143**	**$ 20,889**
Adjustments to Core FFO:					
Non-cash casualty loss (recovery)	282	2,171	(632)	191	702
Interest rate swap amortization	175	171	171	173	197
Amortization of assumed debt	417	417	263	263	263
Redemption of preferred shares	-	-	3,511	-	-
Other miscellaneous items[1]	(67)	(454)	(61)	31	(5)
Core FFO applicable to common shares and Units	**$ 23,979**	**$ 23,863**	**$ 21,969**	**$ 22,801**	**$ 22,046**
FFO applicable to common shares and Units	$ 23,172	$ 21,558	$ 18,717	$ 22,143	$ 20,889
Dividends to Series D preferred unitholders	160	160	160	160	160
FFO applicable to common shares and Units - diluted	**$ 23,332**	**$ 21,718**	**$ 18,877**	**$ 22,303**	**$ 21,049**
Core FFO applicable to common shares and Units	$ 23,979	$ 23,863	$ 21,969	$ 22,801	$ 22,046
Dividends to Series D preferred unitholders	160	160	160	160	160
Core FFO applicable to common shares and Units - diluted	**$ 24,139**	**$ 24,023**	**$ 22,129**	**$ 22,961**	**$ 22,206**
Per Share Data					
Net loss per share and Unit - diluted	**$ (0.22)**	**$ (0.31)**	**$ (0.40)**	**$ (0.19)**	**$ (0.37)**
FFO per share and Unit - diluted	**$ 1.17**	**$ 1.09**	**$ 1.01**	**$ 1.23**	**$ 1.16**
Core FFO per share and Unit - diluted	**$ 1.21**	**$ 1.21**	**$ 1.18**	**$ 1.27**	**$ 1.23**
Weighted average shares - basic and diluted	16,727	16,583	15,528	14,972	14,922
Effect of redeemable operating partnership Units for FFO and Core FFO	980	939	818	835	854
Effect of Series D preferred units for FFO and Core FFO	228	228	228	228	228
Effect of Series E preferred units for FFO and Core FFO	1,906	2,033	2,053	2,062	2,078
Effect of dilutive restricted stock units and stock options for FFO and Core FFO	35	56	49	32	20
Weighted average shares and Units for FFO and Core FFO - diluted	19,876	19,839	18,676	18,129	18,102

1. Consists of (gain) loss on investments and one-time professional fees.

centerspacehomes.com

29

RECONCILIATION TO NON-GAAP MEASURES

			Updated Outlook			
	3 Months Ended		12 Months Ended			
	(in thousands, except per share amounts)					
	3/31/2025		12/31/2025		12/31/2025	
	Actual		Low		High	
Net loss available to common shareholders	$	(3,734)	$	(10,845)	$	(5,945)
Noncontrolling interests - Operating Partnership and Series E preferred units		(643)		(3,200)		(3,000)
Depreciation and amortization		27,654		108,055		107,855
Less depreciation - non real estate		(83)		(350)		(300)
Less depreciation - partially owned entities		(22)		(250)		(300)
Dividends to Series D preferred unitholders		160		640		640
FFO applicable to common shares and Units - diluted	$	23,332	$	94,050	$	98,950
Adjustments to Core FFO:						
Non-cash casualty loss		282		525		475
Interest rate swap amortization		175		475		450
Amortization of assumed debt		417		1,700		1,650
Other miscellaneous items		(67)		50		100
Core FFO applicable to common shares and Units - diluted	$	24,139	$	96,800	$	101,625
Net loss per share – basic and diluted	$	(0.22)	$	(0.71)	$	(0.45)
FFO per share - diluted	$	1.17	$	4.73	$	4.97
Core FFO per share - diluted	$	1.21	$	4.86	$	5.10

centerspacehomes.com

30

RECONCILIATION TO NON-GAAP MEASURES

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, gain or loss from involuntary conversion, and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands) Three Months Ended				
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Adjusted EBITDA					
Net loss attributable to controlling interests	$ (3,734)	$ (5,079)	$ (1,048)	$ (1,296)	$ (3,905)
Adjustments:					
Dividends to Series D preferred unitholders	160	160	160	160	160
Noncontrolling interests – Operating Partnership and Series E preferred units	(643)	(900)	(1,095)	(561)	(1,079)
Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units	$ (4,217)	$ (5,819)	$ (1,983)	$ (1,697)	$ (4,824)
Adjustments:					
Interest expense	9,622	9,782	8,932	9,318	9,193
Depreciation and amortization related to real estate investments	27,632	27,616	26,059	25,689	26,988
Non-cash casualty loss (recovery)	282	2,171	(632)	191	702
Interest income	(616)	(662)	(558)	(462)	(280)
Loss on sale of real estate	-	-	-	-	577
Other miscellaneous items[1]	(67)	(455)	(61)	31	(5)
Adjusted EBITDA	**$ 32,636**	**$ 32,633**	**$ 31,757**	**$ 33,070**	**$ 32,351**

1. Consists of (gain) loss on investments and one-time professional fees.

centerspacehomes.com

31

centerspacehomes.com 32 Net Debt Divided by Adjusted EBITDA Net debt is the total outstanding debt balance less cash and cash equivalents. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition on the previous slide. RECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES 1. Excludes premiums, discounts, and deferred financing costs. 2. Annualized for periods less than one year. Three Months Ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Total debt(1) $ 966,092 $ 966,623 $ 925,144 $ 935,999 $ 929,953 Less: cash and cash equivalents 11,916 12,030 14,453 14,328 12,682 Net debt $ 954,176 $ 954,593 $ 910,691 $ 921,671 $ 917,271 Adjusted EBITDA(2) $ 130,544 $ 130,528 $ 127,028 $ 132,280 $ 129,404 Net debt / Adjusted EBITDA 7.31x 7.31x 7.17x 6.97x 7.09x

centerspacehomes.com 33 Reconciliations of Operating Income to Net Operating Income Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, impairment, depreciation, amortization, financing costs, property management expenses, casualty losses, loss on litigation settlement, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance. RECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES Updated Outlook 3 Months Ended 12 Months Ended (in thousands) 3/31/2025 12/31/2025 12/31/2025 Actual Low High Operating income $ 4,746 $ 22,695 $ 26,995 Adjustments: General and administrative and property management expenses 7,430 29,000 28,500 Casualty loss 532 1,550 1,450 Depreciation and amortization 27,654 108,055 107,855 Net operating income $ 40,362 $ 161,300 $ 164,800